UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MIMEDX GROUP, INC.

(Name of registrant as specified in its charter)

Payment of the filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date filed:

Exhibit 99.2 M I M ED X Shareholder Presentation June 2019 1 CONFIDENTIALExhibit 99.2 M I M ED X Shareholder Presentation June 2019 1 CONFIDENTIAL

DISCLAIMER This presentation (the “Presentation”) has been designed to provide general information about MiMedx Group, Inc. (“MiMedx” or the “Company”). Any information contained or referenced herein is suitable only as an introduction to the Company. The recipient is strongly encouraged to refer to and supplement the Presentation with information the Company has filed with the Securities and Exchange Commission (“SEC”). The Presentation does not purport to include all information that may be necessary to evaluate the subject matter herein, and any recipient hereof should conduct its own independent analysis of MiMedx and the data contained or referred herein. MiMedx makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in the Presentation, and nothing contained in the Presentation is, or shall be, relied upon as a promise or representation, whether as to the past or to the future. Unless otherwise stated, statements in the Presentation are made as of the date of the Presentation, and nothing shall create an implication that the information contained in the Presentation is correct as of any time after such date. MiMedx reserves the right to change any of its opinions expressed in the Presentation at any time as it deems appropriate. MiMedx disclaims any obligations to update the data, information or opinions contained in the Presentation, other than required by law. MiMedx has neither sought nor obtained consent from any third party for the use of previously published information. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed in the Presentation. All registered or unregistered service marks, trademarks and trade names referred to in the Presentation are the property of their respective owners, and the Company’s use of them in the Presentation does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks or trade names. MiMedx shall not be responsible or have any liability for any misinformation contained in any third party report, SEC or other regulatory filing. Forward-Looking Statements The Presentation includes forward-looking statements, including statements regarding the potential effects of the election of Parker H. “Pete” Petit or any of his nominees to the Company’s board of directors (the “Board”), the Board’s refreshment plan and the 2018 annual meeting of shareholders of the Company (the “2018 Annual Meeting”). Forward-looking statements may be identified by words such as “believe,” “expect,” “may,” “plan,” “potential,” “will,” “would” and similar expressions and are based on current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements as a result of various factors, including the results of the director elections at the 2018 Annual Meeting and the 2019 annual meeting of shareholders of the Company (the “2019 Annual Meeting”) and those factors described in the “Risk Factors” section of the Company’s definitive proxy statement filed with the SEC on May 31, 2019. There is no assurance that the Company’s nominees will be elected at the 2018 Annual Meeting or the 2019 Annual Meeting. Any forward-looking statements speak only as of the date of the Presentation, and except as required by law, the Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. 2DISCLAIMER This presentation (the “Presentation”) has been designed to provide general information about MiMedx Group, Inc. (“MiMedx” or the “Company”). Any information contained or referenced herein is suitable only as an introduction to the Company. The recipient is strongly encouraged to refer to and supplement the Presentation with information the Company has filed with the Securities and Exchange Commission (“SEC”). The Presentation does not purport to include all information that may be necessary to evaluate the subject matter herein, and any recipient hereof should conduct its own independent analysis of MiMedx and the data contained or referred herein. MiMedx makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in the Presentation, and nothing contained in the Presentation is, or shall be, relied upon as a promise or representation, whether as to the past or to the future. Unless otherwise stated, statements in the Presentation are made as of the date of the Presentation, and nothing shall create an implication that the information contained in the Presentation is correct as of any time after such date. MiMedx reserves the right to change any of its opinions expressed in the Presentation at any time as it deems appropriate. MiMedx disclaims any obligations to update the data, information or opinions contained in the Presentation, other than required by law. MiMedx has neither sought nor obtained consent from any third party for the use of previously published information. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed in the Presentation. All registered or unregistered service marks, trademarks and trade names referred to in the Presentation are the property of their respective owners, and the Company’s use of them in the Presentation does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks or trade names. MiMedx shall not be responsible or have any liability for any misinformation contained in any third party report, SEC or other regulatory filing. Forward-Looking Statements The Presentation includes forward-looking statements, including statements regarding the potential effects of the election of Parker H. “Pete” Petit or any of his nominees to the Company’s board of directors (the “Board”), the Board’s refreshment plan and the 2018 annual meeting of shareholders of the Company (the “2018 Annual Meeting”). Forward-looking statements may be identified by words such as “believe,” “expect,” “may,” “plan,” “potential,” “will,” “would” and similar expressions and are based on current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements as a result of various factors, including the results of the director elections at the 2018 Annual Meeting and the 2019 annual meeting of shareholders of the Company (the “2019 Annual Meeting”) and those factors described in the “Risk Factors” section of the Company’s definitive proxy statement filed with the SEC on May 31, 2019. There is no assurance that the Company’s nominees will be elected at the 2018 Annual Meeting or the 2019 Annual Meeting. Any forward-looking statements speak only as of the date of the Presentation, and except as required by law, the Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. 2

MI MED X TABLE OF CONTENTS I Executive Summary II Timeline of Events: 2018 to Present III The Board’s Actions IV The 2018 Annual Meeting V Conclusion VI Appendix: Additional Information About the Company 3MI MED X TABLE OF CONTENTS I Executive Summary II Timeline of Events: 2018 to Present III The Board’s Actions IV The 2018 Annual Meeting V Conclusion VI Appendix: Additional Information About the Company 3

I. EXECUTIVE SUMMARY 4I. EXECUTIVE SUMMARY 4

MI MED X EXECUTIVE SUMMARY In Q1 2018, the Company announced that potential accounting issues required investigation before audited financial statements could be provided to shareholders • In Q2 2018, the Audit Committee concluded that the Company’s financial statements could no longer be relied upon due to the actions of prior management. The new management team began the process of restating the Company’s financials for fiscal years 2012 through 2016 and interim periods of 2017 • The lack of current financial statements has delayed the 2018 Annual Meeting and led to the Company’s shares being delisted from Nasdaq The Audit Committee has undertaken a comprehensive review of alleged misconduct by certain members of MiMedx’s former management and has taken deliberate actions to address these allegations • The allegations of wrongdoing included revenue recognition practices, revenue management activities, actions taken against “whistleblowers,” the tone set by former senior management and Anti-Kickback Statute and related allegations • The Audit Committee launched an independent investigation, with the assistance of independent outside counsel and forensic accountants; more than 1.5 million documents were reviewed 2011 - A summary of certain findings of the independent investigation was released on May 23, 2019 - As described more fully in our proxy statement, the investigation determined there was material wrongdoing by our prior CEO, Parker (“Pete”) Petit, and other members of former senior management, including disregarding of revenue recognition accounting principles and making material misstatements to the Board, Audit Committee, auditors and regulators • The Audit Committee has engaged a new independent audit firm • The efforts to restate prior period financials plus an audit of 2016, 2017 and 2018 are ongoing Both the SEC and DOJ have launched investigations; the Company is cooperating The Board has hired a new CEO and taken action with respect to MiMedx’s former management • The Board determined that the separations of the Company’s former Chairman and CEO, Mr. Petit, the Company’s former Chief Operating Officer (who also served on the Board), William C. Taylor, the Company’s former Chief Financial Officer, Michael J. Senken, and the Company’s former Controller, John Cranston, were “for cause” • The Board has announced its intention to “claw back” executive compensation from Mr. Petit and others 5MI MED X EXECUTIVE SUMMARY In Q1 2018, the Company announced that potential accounting issues required investigation before audited financial statements could be provided to shareholders • In Q2 2018, the Audit Committee concluded that the Company’s financial statements could no longer be relied upon due to the actions of prior management. The new management team began the process of restating the Company’s financials for fiscal years 2012 through 2016 and interim periods of 2017 • The lack of current financial statements has delayed the 2018 Annual Meeting and led to the Company’s shares being delisted from Nasdaq The Audit Committee has undertaken a comprehensive review of alleged misconduct by certain members of MiMedx’s former management and has taken deliberate actions to address these allegations • The allegations of wrongdoing included revenue recognition practices, revenue management activities, actions taken against “whistleblowers,” the tone set by former senior management and Anti-Kickback Statute and related allegations • The Audit Committee launched an independent investigation, with the assistance of independent outside counsel and forensic accountants; more than 1.5 million documents were reviewed 2011 - A summary of certain findings of the independent investigation was released on May 23, 2019 - As described more fully in our proxy statement, the investigation determined there was material wrongdoing by our prior CEO, Parker (“Pete”) Petit, and other members of former senior management, including disregarding of revenue recognition accounting principles and making material misstatements to the Board, Audit Committee, auditors and regulators • The Audit Committee has engaged a new independent audit firm • The efforts to restate prior period financials plus an audit of 2016, 2017 and 2018 are ongoing Both the SEC and DOJ have launched investigations; the Company is cooperating The Board has hired a new CEO and taken action with respect to MiMedx’s former management • The Board determined that the separations of the Company’s former Chairman and CEO, Mr. Petit, the Company’s former Chief Operating Officer (who also served on the Board), William C. Taylor, the Company’s former Chief Financial Officer, Michael J. Senken, and the Company’s former Controller, John Cranston, were “for cause” • The Board has announced its intention to “claw back” executive compensation from Mr. Petit and others 5

MI MED X EXECUTIVE SUMMARY: THE ELECTION CONTEST The Board has developed a comprehensive Board refreshment plan that includes nominating or appointing six new directors to the Board • The Board worked with Prescience Point Capital Management LLC and its affiliates (“Prescience Point”), a 6.8% shareholder, in devising the plan and identifying suitable candidates • None of the incumbent directors whose terms expire at the 2018 and 2019 annual meetings will stand for reelection • For the 2018 Annual Meeting, which will be held on June 17, 2019, the Company is nominating three new directors with extensive executive and Board experience at healthcare companies; none of the incumbent directors is standing for re-election - One of our 2018 nominees, Dr. Katherine Behrens Wilsey, would become the new Chairwoman of the Board, if elected - Our two other candidates are our new CEO, Mr. Timothy Wright, and a candidate identified by Prescience Point, Mr. K. Todd Newton • If elected, we expect Mr. Newton to become Chairman of the Audit Committee after the 2019 annual meeting Mr. Petit, the Company’s former CEO who committed material wrongdoing and damaged the Company, is trying to get re-elected to our Board along with two of his hand-picked business associates 2011 • We believe Mr. Petit’s election to our Board would wreak havoc on the Company’s efforts to recover from the extensive wrongdoing under Mr. Petit’s leadership • Mr. Petit has stated that he wants to gain control of the Board by electing three candidates at each of the 2018 and 2019 annual meetings • We believe Mr. Petit’s presence in our boardroom would disrupt our attempt to regain credibility with the Company’s key constituents – our employees, customers, suppliers, regulators and business partners - We believe Mr. Petit’s election would send the wrong signal from a culture, compliance and ethics perspective - At the very least, Mr. Petit’s return to our Board would be a major distraction that would introduce conflicts of interest and significantly slow down the restatement effort which is critical to having the stock relisted on a major exchange - The Company believes that if Mr. Petit were to be elected to the Board there would be a very high risk that any previously engaged auditor would resign and that the Company could not engage a new auditor, or other advisors In our view, the Company’s nominees are more qualified to independently oversee MiMedx and its recovery than Mr. Petit and his hand-picked nominees 6MI MED X EXECUTIVE SUMMARY: THE ELECTION CONTEST The Board has developed a comprehensive Board refreshment plan that includes nominating or appointing six new directors to the Board • The Board worked with Prescience Point Capital Management LLC and its affiliates (“Prescience Point”), a 6.8% shareholder, in devising the plan and identifying suitable candidates • None of the incumbent directors whose terms expire at the 2018 and 2019 annual meetings will stand for reelection • For the 2018 Annual Meeting, which will be held on June 17, 2019, the Company is nominating three new directors with extensive executive and Board experience at healthcare companies; none of the incumbent directors is standing for re-election - One of our 2018 nominees, Dr. Katherine Behrens Wilsey, would become the new Chairwoman of the Board, if elected - Our two other candidates are our new CEO, Mr. Timothy Wright, and a candidate identified by Prescience Point, Mr. K. Todd Newton • If elected, we expect Mr. Newton to become Chairman of the Audit Committee after the 2019 annual meeting Mr. Petit, the Company’s former CEO who committed material wrongdoing and damaged the Company, is trying to get re-elected to our Board along with two of his hand-picked business associates 2011 • We believe Mr. Petit’s election to our Board would wreak havoc on the Company’s efforts to recover from the extensive wrongdoing under Mr. Petit’s leadership • Mr. Petit has stated that he wants to gain control of the Board by electing three candidates at each of the 2018 and 2019 annual meetings • We believe Mr. Petit’s presence in our boardroom would disrupt our attempt to regain credibility with the Company’s key constituents – our employees, customers, suppliers, regulators and business partners - We believe Mr. Petit’s election would send the wrong signal from a culture, compliance and ethics perspective - At the very least, Mr. Petit’s return to our Board would be a major distraction that would introduce conflicts of interest and significantly slow down the restatement effort which is critical to having the stock relisted on a major exchange - The Company believes that if Mr. Petit were to be elected to the Board there would be a very high risk that any previously engaged auditor would resign and that the Company could not engage a new auditor, or other advisors In our view, the Company’s nominees are more qualified to independently oversee MiMedx and its recovery than Mr. Petit and his hand-picked nominees 6

MIMEDX'S NOMINEES ARE NEW, EXPERIENCED AND OBJECTIVE

MIMEDX NOMINEES | **PETE PETIT'S NOMINEES**



Tim Wright



Kathy Behrens Wilsey



Todd Newton



Pete Petit



David Furstenburg



Shawn George

	MIMEDX NOMINEES: Tim Wright	MIMEDX NOMINEES: Kathy Behrens Wilsey	MIMEDX NOMINEES: Todd Newton	PETE PETIT'S NOMINEES: Pete Petit	PETE PETIT'S NOMINEES: David Furstenburg	PETE PETIT'S NOMINEES: Shawn George
NEW TO MIMEDX	✓	✓	✓		✓	✓
PUBLIC COMPANY BOARD EXPERIENCE	✓	✓	✓	✓		
HEALTHCARE EXPERIENCE	✓	✓	✓	✓		
UNBLEMISHED PUBLIC COMPANY RECORD	✓	✓	✓		NO RECORD	NO RECORD
SUPPORTED BY LARGE SHAREHOLDER	✓	✓	✓			

7

MiMedx

MIMEDX

COMPANY OVERVIEW

- Leading advanced wound care and emerging therapeutic biologics company focused on developing and marketing proprietary allografts processed from human amniotic tissue for the care and treatment of wounds and other degenerative musculoskeletal conditions
- Largest vertically integrated supply and delivery network of amniotic tissue providing differentiated product offerings to patients throughout the care continuum
  - Large placenta donation recovery network throughout the U.S.
  - Proprietary PURION® process revolutionized the processing of amniotic tissue by creating shelf-stable, immunologically privileged products that are easy to use
  - Vast scientific data set on properties of amniotic tissue
  - Extensive sales network with supporting reimbursement, regulatory & health policy infrastructure
- Core products currently regulated under Section 361 of the Public Health Service Act (PHSA), enabling extensive product applicability across multiple applications due to strong safety profile
- Expansion opportunities for Food and Drug Administration (FDA) approved BLA indications addressing inflammation across multiple therapeutic areas with significant market potential, including musculoskeletal degeneration, pain and function
- Clinically proficient and experienced sales force with capacity to promote additional products in wound care
- Headquartered in Marietta, Georgia

1.5mm
Allografts Distributed to Date

290+
Direct Sales Team

40+
Scientific and Clinical Publications

300mm+
Covered Lives

45+
Issued Patents (and 90+ Pending)

As of June 4, 2019

8

MiMedx

II. TIMELINE OF EVENTS 2018 TO P RESENT 9II. TIMELINE OF EVENTS 2018 TO P RESENT 9

MIMEDX

BRIEF HISTORY OF MIMEDX'S ACCOUNTING ISSUES


MiMedx announces that it cannot release financials and has begun an investigation
Audit Committee announces 2012-2016 financials cannot be relied upon
Petit and COO are separated from Company
MiMedx announces Nasdaq delisting
E&Y resigns as auditor
MiMedx announces findings of audit committee independent investigation
MiMedx announces hiring of new auditor
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19

10

MiMedx

MIMEDX

TIMELINE OF EVENTS: JANUARY TO JUNE 2018

	2018 Q1	2018 Q2
Financials / Annual Meeting	• Postponed release of financial results • U.S. DOJ conducted investigation in parallel to SEC into reporting matters	• Announced unreviewed results for Q1 2018 (that are preliminary and may be subject to change) and 2018 Annual Meeting postponement • Management began the process of restating the Company's financials
Board	• Audit Committee commenced independent investigation on February 20, 2018	• Audit Committee concluded that the Company's financial statements could no longer be relied upon.
Management		• The Company's CFO and its Vice President, Corporate Controller and Treasurer departed the Company • Appointed Interim CFO
Parker Petit	• Served as Chairman and CEO of MiMedx	• Served as Chairman and CEO of MiMedx
Prescience Point Capital		

11

MiMedx

MIMEDX

TIMELINE OF EVENTS: JULY TO DECEMBER 2018

	2018 Q3	2018 Q4
Financials / Annual Meeting	• Termination of lending parties' commitments to make loans and issue letters of credit	• Nasdaq delisting announcement due to inability to file audited financials • E&Y resigned from engagement to audit the Company's financials for 2017 and 2018
Board	• Former Lead Director appointed as Chairman • Mr. Taylor resigned from the Board • Board determined executive departures are "for cause" • Board announced intention to recover compensation paid during period of wrongful conduct	• Approved long-range strategic plan
Management	• Mr. Taylor resigned from his position as President and Chief Operating Officer • Appointed interim CEO	• Company announced broad-based organizational realignment • Announcement of cost reduction and efficiency program and certain leadership changes and promotions • Developed long-range plan with assistance of leading strategic advisory firm
Parker Petit	• Resigned as Chairman and CEO on July 2 but refused to resign from the Board	• Resigned from the Board • Filed an amendment to his Schedule 13D reporting his intention to consider various actions including an extraordinary transaction, changes to the Board or management, and changes to the Company’s charter or bylaws
Prescience Point Capital		• Contacted the Company to initiate dialogue with the Board

12

MiMedx

MIMEDX

TIMELINE OF EVENTS: JANUARY TO JUNE 2019

	2019 Q1	2019 Q2
Financials / Annual Meeting		• Announced retention of new auditor
Board	• Audit Committee investigation continued	• Audit Committee announced the findings of its independent investigation • Announcement of long-range strategic plan to enhance value for all stakeholders • Announcement of comprehensive Board refreshment plan in cooperation with Prescience Point
Management	• Search for permanent CEO identified and evaluated final candidates	• New CEO, Timothy Wright, is hired
Parker Petit		• Announced his intention to nominate directors • Filed definitive proxy statement seeking to elect himself and two business associates to the Board
Prescience Point Capital	• Published a research report on MiMedx • Indicated a desire to help the Board with identification of directors and Board refreshment	• After indicating its intention to nominate four candidates, entered into cooperation agreement with the Company • Agreed to support the Company's slate of directors

13

MiMedx

III. THE BOARD’S ACTIONS 14III. THE BOARD’S ACTIONS 14

MI MED X THE AUDIT COMMITTEE INITIATED A THOROUGH INVESTIGATION The Audit Committee took immediate action to investigate the allegations of potential wrongdoing • The Audit Committee initiated an independent investigation into allegations in five areas: - Revenue recognition practices - Revenue management activities - Actions taken against “whistleblowers” - The tone set by former senior management - Anti-Kickback Statute and related allegations • The Audit Committee hired independent counsel, King & Spalding LLP, with a broad mandate to investigate the allegations - King & Spalding independently engaged the accounting firm, KPMG LLP, to help with its forensic investigation 2011 • The clear directive for the investigation was to uncover the truth • The investigation took over 15 months to complete The independent counsel and advisors conducted a thorough investigation • Reviewed over 1.5 million documents • Interviewed 85 witnesses, some more than once • Reviewed 2,750 hours of video from a secret surveillance system installed at the direction of Mr. Petit • Reviewed telephone recordings captured by prior management without the knowledge or consent of all conversation participants The Audit Committee and Board have remained deeply engaged in helping the Company recover • The Audit Committee held 84 meetings since the investigation began • The full Board met 22 times in 2018 15MI MED X THE AUDIT COMMITTEE INITIATED A THOROUGH INVESTIGATION The Audit Committee took immediate action to investigate the allegations of potential wrongdoing • The Audit Committee initiated an independent investigation into allegations in five areas: - Revenue recognition practices - Revenue management activities - Actions taken against “whistleblowers” - The tone set by former senior management - Anti-Kickback Statute and related allegations • The Audit Committee hired independent counsel, King & Spalding LLP, with a broad mandate to investigate the allegations - King & Spalding independently engaged the accounting firm, KPMG LLP, to help with its forensic investigation 2011 • The clear directive for the investigation was to uncover the truth • The investigation took over 15 months to complete The independent counsel and advisors conducted a thorough investigation • Reviewed over 1.5 million documents • Interviewed 85 witnesses, some more than once • Reviewed 2,750 hours of video from a secret surveillance system installed at the direction of Mr. Petit • Reviewed telephone recordings captured by prior management without the knowledge or consent of all conversation participants The Audit Committee and Board have remained deeply engaged in helping the Company recover • The Audit Committee held 84 meetings since the investigation began • The full Board met 22 times in 2018 15

MI MED X THE INVESTIGATION FINDINGS THE FINDINGS OF THE INVESTIGATION INCLUDE:* Improper Revenue Recognition under GAAP. Mr. Petit, the Company’s former Chief Operating Officer, William C. Taylor, the Company’s former Chief Financial Officer, Michael J. Senken, and the Company’s former Controller, John Cranston, were aware of the Company’s course of dealing with its largest distributor, that this course of dealing was inconsistent with the explicit terms of the contract, and that, by at least early 2016, this course of dealing impacted the way in which the Company was recognizing revenue from this distributor, which was a key fact in the determination that the Company’s revenue recognition was improper under GAAP. The Need to Restate Financials. The Audit Committee concluded that the Company’s previously issued financial statements for the years 2012 through 2011 2016, along with the previously issued unaudited financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, would need to be restated. Manipulating the Timing of Revenue Recognition. Conduct that appears to have been designed to manipulate timing and recognition of revenue, including instances of intentionally shipping types and volumes of product not needed by the customer and recording revenue, typically near the end of a reporting period, and facilitating such sales through “side deals” that changed payment terms or permitted returns and exchanges in subsequent accounting periods. * This description is qualified by the more comprehensive description contained in the Company’s Form 8-K filed on May 23, 2019. 16MI MED X THE INVESTIGATION FINDINGS THE FINDINGS OF THE INVESTIGATION INCLUDE:* Improper Revenue Recognition under GAAP. Mr. Petit, the Company’s former Chief Operating Officer, William C. Taylor, the Company’s former Chief Financial Officer, Michael J. Senken, and the Company’s former Controller, John Cranston, were aware of the Company’s course of dealing with its largest distributor, that this course of dealing was inconsistent with the explicit terms of the contract, and that, by at least early 2016, this course of dealing impacted the way in which the Company was recognizing revenue from this distributor, which was a key fact in the determination that the Company’s revenue recognition was improper under GAAP. The Need to Restate Financials. The Audit Committee concluded that the Company’s previously issued financial statements for the years 2012 through 2011 2016, along with the previously issued unaudited financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, would need to be restated. Manipulating the Timing of Revenue Recognition. Conduct that appears to have been designed to manipulate timing and recognition of revenue, including instances of intentionally shipping types and volumes of product not needed by the customer and recording revenue, typically near the end of a reporting period, and facilitating such sales through “side deals” that changed payment terms or permitted returns and exchanges in subsequent accounting periods. * This description is qualified by the more comprehensive description contained in the Company’s Form 8-K filed on May 23, 2019. 16

MI MED X THE INVESTIGATION FINDINGS (CONTINUED) THE FINDINGS OF THE INVESTIGATION INCLUDE:* Material Misstatements by Former Senior Management. Messrs. Petit, Taylor, Senken and Cranston made material misstatements and omissions to key stakeholders, such as the Board, the Company’s external auditors and the Securities and Exchange Commission (“SEC”). At one point, Mr. Petit falsely testified under oath during a deposition when discussing the Company’s largest distributor. Action Against Whistleblowers/Secret Surveillance System. Messrs. Petit and Taylor engaged in a pattern of taking action against employees who 2011 raised concerns about the Company’s practices. Mr. Petit directed an internal investigation dubbed “Project Snow White” that sought to uncover wrongdoing committed by such employees, rather than the merits of their allegations. As part of this, a secret video surveillance system was installed to record interviews and employee discussions without their knowledge or consent. All this was done in an effort to discredit whistleblowers or find some wrongdoing to justify re-assignment, discipline or even termination. Management Set an Inappropriate Tone at the Top. Messrs. Petit and Taylor set an inappropriate “tone at the top” at MiMedx and emphasized short- term business goals over compliance and ethics, purposely took action to disregard revenue recognition rules under GAAP and manipulate the timing and recognition of revenue, acted against employees who raised concerns about the Company’s practices and marginalized the Company’s legal and accounting departments and advisors. * This description is qualified by the more comprehensive description contained in the Company’s Form 8-K filed on May 23, 2019. 17MI MED X THE INVESTIGATION FINDINGS (CONTINUED) THE FINDINGS OF THE INVESTIGATION INCLUDE:* Material Misstatements by Former Senior Management. Messrs. Petit, Taylor, Senken and Cranston made material misstatements and omissions to key stakeholders, such as the Board, the Company’s external auditors and the Securities and Exchange Commission (“SEC”). At one point, Mr. Petit falsely testified under oath during a deposition when discussing the Company’s largest distributor. Action Against Whistleblowers/Secret Surveillance System. Messrs. Petit and Taylor engaged in a pattern of taking action against employees who 2011 raised concerns about the Company’s practices. Mr. Petit directed an internal investigation dubbed “Project Snow White” that sought to uncover wrongdoing committed by such employees, rather than the merits of their allegations. As part of this, a secret video surveillance system was installed to record interviews and employee discussions without their knowledge or consent. All this was done in an effort to discredit whistleblowers or find some wrongdoing to justify re-assignment, discipline or even termination. Management Set an Inappropriate Tone at the Top. Messrs. Petit and Taylor set an inappropriate “tone at the top” at MiMedx and emphasized short- term business goals over compliance and ethics, purposely took action to disregard revenue recognition rules under GAAP and manipulate the timing and recognition of revenue, acted against employees who raised concerns about the Company’s practices and marginalized the Company’s legal and accounting departments and advisors. * This description is qualified by the more comprehensive description contained in the Company’s Form 8-K filed on May 23, 2019. 17

MI MED X MR. PETIT’S CONDUCT HAS HARMED MIMEDX AND S HA RE HO L D ER S Shareholders do not have current or historical financial statements upon which they can rely • MiMedx is in the process of restating its audited financial statements for the years 2012 to 2016 and preparing audited financial statements for 2016, 2017 and 2018 • In the meantime, shareholders have limited visibility into the financial performance of the business MiMedx stock was delisted from Nasdaq, leading to lower liquidity MiMedx stock has declined in value • Stock dropped to a low of $1.15/share in December 2018 from more than $17/share before the accounting issues were revealed in early 2018 • Market cap lost approximately $1.8 billion in value, dropping from approximately $1.96 billion before the accounting issues were revealed to $145 million in December 2018 MiMedx’s lenders have terminated their commitments under the credit facility and LOCs • In August 2018, the Company’s lenders terminated their commitments due to MiMedx’s inability to produce SEC-compliant financial statements 2011 MiMedx is facing numerous lawsuits and regulatory investigations, with the possibility of significant liability • Lawsuits by numerous shareholders alleging breach of fiduciary duties, corporate waste and unjust enrichment • Investigations by the SEC and DOJ • Investigation by the Department of Veterans Affairs (“VA”) into MiMedx’s financial relationships with VA providers • Lawsuits by former employees regarding alleged retaliation by MiMedx under Mr. Petit MiMedx continues to incur significant investigation and defense costs MiMedx’s brand and reputation have been harmed • Reputational harm has implications for ongoing customer relationships, hiring and retaining employees and marketing to customers and payers 18MI MED X MR. PETIT’S CONDUCT HAS HARMED MIMEDX AND S HA RE HO L D ER S Shareholders do not have current or historical financial statements upon which they can rely • MiMedx is in the process of restating its audited financial statements for the years 2012 to 2016 and preparing audited financial statements for 2016, 2017 and 2018 • In the meantime, shareholders have limited visibility into the financial performance of the business MiMedx stock was delisted from Nasdaq, leading to lower liquidity MiMedx stock has declined in value • Stock dropped to a low of $1.15/share in December 2018 from more than $17/share before the accounting issues were revealed in early 2018 • Market cap lost approximately $1.8 billion in value, dropping from approximately $1.96 billion before the accounting issues were revealed to $145 million in December 2018 MiMedx’s lenders have terminated their commitments under the credit facility and LOCs • In August 2018, the Company’s lenders terminated their commitments due to MiMedx’s inability to produce SEC-compliant financial statements 2011 MiMedx is facing numerous lawsuits and regulatory investigations, with the possibility of significant liability • Lawsuits by numerous shareholders alleging breach of fiduciary duties, corporate waste and unjust enrichment • Investigations by the SEC and DOJ • Investigation by the Department of Veterans Affairs (“VA”) into MiMedx’s financial relationships with VA providers • Lawsuits by former employees regarding alleged retaliation by MiMedx under Mr. Petit MiMedx continues to incur significant investigation and defense costs MiMedx’s brand and reputation have been harmed • Reputational harm has implications for ongoing customer relationships, hiring and retaining employees and marketing to customers and payers 18

MI MED X THE BOARD TOOK DECISIVE ACTION Since February 2018, the Board: • Determined that previously filed financial statements could not be relied upon • Directed management to begin the process of restating the Company’s financials • Determined the employment separation of the Company’s former CEO, CFO, COO and Controller were “for cause” • Announced that it intends to clawback executive compensation, following the completion of the restatement • Hired a new CEO • Created an Ethics and Compliance Committee at the Board level • Hired new senior-level managers to ensure compliance and improve internal controls - Hired a Chief Compliance Officer 2011 - Hired new accounting and finance personnel to remediate material weaknesses in the Company’s financial controls and bolster internal controls - Hired a new Vice President of Internal Audit to rebuild the integrity of the Company’s internal audit function - Developed comprehensive corporate and accounting policies to ensure new standards of practice and reliable reporting - Established an independent compliance department reporting directly to the Ethics and Compliance Committee Following the announcement of the findings of the independent investigation, the Board took further key steps: • Approved the engagement of BDO USA, LLP as the Company’s new independent registered public accounting firm • Developed a Board refreshment plan in cooperation with one of the Company’s largest shareholders 19MI MED X THE BOARD TOOK DECISIVE ACTION Since February 2018, the Board: • Determined that previously filed financial statements could not be relied upon • Directed management to begin the process of restating the Company’s financials • Determined the employment separation of the Company’s former CEO, CFO, COO and Controller were “for cause” • Announced that it intends to clawback executive compensation, following the completion of the restatement • Hired a new CEO • Created an Ethics and Compliance Committee at the Board level • Hired new senior-level managers to ensure compliance and improve internal controls - Hired a Chief Compliance Officer 2011 - Hired new accounting and finance personnel to remediate material weaknesses in the Company’s financial controls and bolster internal controls - Hired a new Vice President of Internal Audit to rebuild the integrity of the Company’s internal audit function - Developed comprehensive corporate and accounting policies to ensure new standards of practice and reliable reporting - Established an independent compliance department reporting directly to the Ethics and Compliance Committee Following the announcement of the findings of the independent investigation, the Board took further key steps: • Approved the engagement of BDO USA, LLP as the Company’s new independent registered public accounting firm • Developed a Board refreshment plan in cooperation with one of the Company’s largest shareholders 19

MIMEDX

NEW SENIOR MANAGEMENT TEAM

THE BOARD HIRED NEW, EXPERIENCED MANAGEMENT TO OVERSEE THE COMPANY



TIMOTHY R. WRIGHT

CEO

Mr. Wright joined MiMedx as CEO in May 2019 after a comprehensive CEO search

SKILLS AND EXPERIENCE

- 30 years of experience in the pharmaceutical, biotech and medical device industries
- Track record of revenue growth and margin expansion
- CEO experience at M2Gen, Curaxis Pharmaceutical and AAI Pharma
- EVP, Head of M&A, Strategy and Innovation at Teva Pharmaceutical Industries
- President of Imaging Solutions and Pharmaceuticals Products for Covidien
- Public board experience at Agenus, Inc. and Curaxis Pharmaceutical Corporation



EDWARD J. BORKOWSKI

EVP AND INTERIM CFO

Mr. Borkowski joined MiMedx in April 2018 as EVP and was appointed Interim CFO in June 2018

SKILLS AND EXPERIENCE

- 30 years of financial experience and increasing responsibility in the pharmaceutical industry
- CFO at ACETO Corporation, an international pharmaceutical distributor
- CFO and EVP at Concordia International Corp, (now ADVANZ PHARMA Corp.) a specialty pharmaceutical company
- CFO at Amerigen Pharmaceuticals
- Public board experience at AzurRX Biopharma, Co-Diagnostics, Inc. and Acacia Pharma Group Plc.

20

MiMedx

MIMEDX

THE BOARD IS COMMITTED TO ORDERLY REFRESHMENT

- Under the Board's refreshment plan, following the 2019 annual meeting, the MiMedx Board will consist of six new directors on the Company's ten-person Board
- In addition, except for the Company's General Counsel, who joined MiMedx in 2015, all of the Company's executive officers are new to their current positions at the Company since December 2017

THE BOARD REFRESHMENT*

Comprehensive Board refreshment was developed in conjunction with one of the Company's largest shareholders, Prescience Point


Richard J. Barry (2019 Class)
James L. Bierman (2019 Class)
Dr. M. Kathleen Behrens Wilsey (Chairwoman)
K. Todd Newton (Audit Chair)
To be recruited by Prescience Point & MiMedx (2019 Class)
Luis A. Aguilar (2020 Class)
Charles R. Evans (2020 Class)
Timothy R. Wright (CEO) Since May 2019
Charles E. Koob (2020 Class)
Neil S. Yeston (2020 Class)
Edward J. Borkowski EVP Interim CFO Since June 2018**
Alexandra Haden General Counsel & Secretary
Dr. I. Mark Landy EVP Chief Strategy Officer Since Dec. 2018***
Scott Turner SVP Operations & Procurement Since Dec. 2017
New Class II Up for Election
New to MiMedx or Newly Appointed Position

*Assumes the Company prevails at the 2018 and 2019 annual shareholder meetings. If elected, Dr. Behrens-Wilsey is expected to become Chairwoman of the Board and, following the 2019 annual meeting, Todd Newton is expected to become Chairman of the Audit Committee

** Edward Borkowski joined MiMedx on April 19, 2018 and was EVP and Principal Accounting Officer until his appointment as EVP and Interim Chief Financial Officer on June 6, 2018

*** Dr. Mark Landy joined MiMedx on July 7, 2016 and was Senior Vice President of Strategic Initiatives until his appointment as EVP Chief Strategy Officer on December 5, 2018

21

IV. 2018 ANNUAL MEETING 22IV. 2018 ANNUAL MEETING 22

MI MED X BACKGROUND ON THE 2018 ANNUAL MEETING Under federal proxy rules, a company is required to furnish audited financials in order to issue a proxy statement and hold its annual meeting • Due to the need to restate its financials, the Company could not provide 2017 audited financial statements to shareholders • Accordingly, the Company had not scheduled its 2018 annual meeting • A shareholder sought to compel the Company to hold its meeting by filing litigation in a Florida court • The Florida court ordered the Company to hold its meeting on June 17, 2019 Even with the Florida court’s order, MiMedx would not have been permitted to solicit for its own candidates (or hold the meeting) under federal law, absent an exemption from the federal proxy rules • We believe Mr. Petit opportunistically nominated himself and two business associates, believing the Company would not be able to solicit votes from shareholders On May 30, 2019, the SEC issued an order providing exemptive relief to permit MiMedx to solicit proxies without furnishing audited financial 2011 statements to shareholders • We believe this is the first such exemption ever granted by the SEC • The Company is working swiftly to furnish disclosure and solicitation materials to its shareholders in advance of the June 17 meeting While working to obtain the exemptive relief, the Company cooperated with one of its largest shareholders on a Board refreshment plan • MiMedx reached an agreement with Prescience Point on May 29, 2019, and filed its preliminary proxy statement the next morning • MiMedx filed its definitive proxy statement the following day and mailed materials to shareholders the next business day 23MI MED X BACKGROUND ON THE 2018 ANNUAL MEETING Under federal proxy rules, a company is required to furnish audited financials in order to issue a proxy statement and hold its annual meeting • Due to the need to restate its financials, the Company could not provide 2017 audited financial statements to shareholders • Accordingly, the Company had not scheduled its 2018 annual meeting • A shareholder sought to compel the Company to hold its meeting by filing litigation in a Florida court • The Florida court ordered the Company to hold its meeting on June 17, 2019 Even with the Florida court’s order, MiMedx would not have been permitted to solicit for its own candidates (or hold the meeting) under federal law, absent an exemption from the federal proxy rules • We believe Mr. Petit opportunistically nominated himself and two business associates, believing the Company would not be able to solicit votes from shareholders On May 30, 2019, the SEC issued an order providing exemptive relief to permit MiMedx to solicit proxies without furnishing audited financial 2011 statements to shareholders • We believe this is the first such exemption ever granted by the SEC • The Company is working swiftly to furnish disclosure and solicitation materials to its shareholders in advance of the June 17 meeting While working to obtain the exemptive relief, the Company cooperated with one of its largest shareholders on a Board refreshment plan • MiMedx reached an agreement with Prescience Point on May 29, 2019, and filed its preliminary proxy statement the next morning • MiMedx filed its definitive proxy statement the following day and mailed materials to shareholders the next business day 23

MI MED X BOARD’S REFRESHMENT PLAN The Board developed its Board refreshment plan in cooperation with Prescience Point • Prescience Point owns 6.8% of our stock, making it one of our largest shareholders • Prescience Point has publicly released research on MiMedx indicating their belief that MiMedx stock is undervalued On May 6, 2019, Prescience Point delivered notice of its intent to nominate four candidates for election to our Board The Board engaged extensively with Prescience Point and interviewed its candidates • The Board unanimously concluded that three of Prescience Point’s candidates would be excellent additions to the Board - They each have executive or Board experience at healthcare companies - They each will bring fresh perspectives to MiMedx - One of Prescience Point’s candidates is a financial expert that can and is willing to lead our Audit Committee after the Company’s 2019 annual meeting 2011 We developed a plan with Prescience Point to refresh the Board • The plan includes adding Prescience Point’s three candidates to the Board (two at the 2018 annual meeting and one at the 2019 annual meeting) • Three other candidates will be appointed or nominated: one independent director recruited by the Company (Mr. Bierman), our new CEO (Mr. Wright) and a third candidate to be recruited together with Prescience Point • One of the new candidates, Dr. Behrens Wilsey, is expected to become Chairwoman of the Board if she is elected to the Board at the 2018 annual meeting • Another of the new directors, Mr. Newton, is expected to become Chairman of the Audit Committee after the 2019 meeting, if elected • None of the incumbent directors whose terms expire at the 2018 or 2019 meetings will stand for reelection 24MI MED X BOARD’S REFRESHMENT PLAN The Board developed its Board refreshment plan in cooperation with Prescience Point • Prescience Point owns 6.8% of our stock, making it one of our largest shareholders • Prescience Point has publicly released research on MiMedx indicating their belief that MiMedx stock is undervalued On May 6, 2019, Prescience Point delivered notice of its intent to nominate four candidates for election to our Board The Board engaged extensively with Prescience Point and interviewed its candidates • The Board unanimously concluded that three of Prescience Point’s candidates would be excellent additions to the Board - They each have executive or Board experience at healthcare companies - They each will bring fresh perspectives to MiMedx - One of Prescience Point’s candidates is a financial expert that can and is willing to lead our Audit Committee after the Company’s 2019 annual meeting 2011 We developed a plan with Prescience Point to refresh the Board • The plan includes adding Prescience Point’s three candidates to the Board (two at the 2018 annual meeting and one at the 2019 annual meeting) • Three other candidates will be appointed or nominated: one independent director recruited by the Company (Mr. Bierman), our new CEO (Mr. Wright) and a third candidate to be recruited together with Prescience Point • One of the new candidates, Dr. Behrens Wilsey, is expected to become Chairwoman of the Board if she is elected to the Board at the 2018 annual meeting • Another of the new directors, Mr. Newton, is expected to become Chairman of the Audit Committee after the 2019 meeting, if elected • None of the incumbent directors whose terms expire at the 2018 or 2019 meetings will stand for reelection 24

MIMEDX

OUR NOMINEES FOR THE 2018 ANNUAL MEETING



TIMOTHY R. WRIGHT

Chief Executive Officer of MiMedx since May 13, 2019. Previously, Mr. Wright served as a Partner at Signal Hill Advisors, LLC, a consulting practice, since February 2011. Mr. Wright served as President and Chief Executive Officer of M2Gen Corp., a privately held cancer and health informatics company, between July 2017 and September 2018. Prior to M2Gen Corp., Mr. Wright served as Executive Vice President, Mergers and Acquisitions, Strategy and Innovation for Teva Pharmaceutical Industries Ltd. (Teva), a pharmaceutical company specializing in generic medicines, from April 2015 until August 2017. Before Teva, Mr. Wright was the founding partner of The Ohio State University Comprehensive Cancer Drug Development Institute. Mr. Wright also served as Chairman, Interim Chief Executive Officer and a director of Curaxis Pharmaceutical Corporation (Curaxis), a pharmaceutical company specializing in the development of drugs for the treatment of Alzheimer's disease and various cancers, from July 2011 to July 2012.

OTHER PUBLIC COMPANY BOARD EXPERIENCE

Agenus, Inc. (Nasdaq: AGEN); previously Curaxis Pharmaceutical Corporation



M. KATHLEEN BEHRENS WILSEY, Ph.D.

Independent life sciences consultant and investor since December 2009. Dr. Behrens Wilsey served as the Co-Founder, President and Chief Executive Officer and as a director of the KEW Group Inc., a private oncology services company, from January 2012 until June 2014. Earlier in her career, Dr. Behrens Wilsey served as a general partner for selected venture funds for RS Investments, a mutual fund firm, from 1996 until December 2009. While Dr. Behrens Wilsey worked at RS Investments, from 1996 to 2002, she served as a managing director at the firm, and, from 2003 to December 2009, she served as a consultant to the firm. During that time, Dr. Behrens Wilsey also served as a member of the President's Council of Advisors on Science and Technology ("PCAST"), from 2001 to 2009 and as chairwoman of PCAST's Subcommittee on Personalized Medicine, as well as the President, director and chairwoman of the National Venture Capital Association, an organization that advocates for public policy that supports the American Entrepreneurial ecosystem, from 1993 until 2000. Prior to that, she served as a general partner and managing director for Robertson Stephens & Co., an investment company, from 1983 through 1996.

OTHER PUBLIC COMPANY BOARD EXPERIENCE

Sarepta Therapeutics, Inc. (Nasdaq: SRPT) (Chairwoman); previously Amylin Pharmaceuticals, Inc. (formerly AMLN) until it was acquired by Bristol-Myers Squibb Co. and Abgenix, Inc. (formerly ABGX) until it was acquired by Amgen, Inc.

25

MiMedx

MIMEDX

OUR NOMINEES FOR THE 2018 ANNUAL MEETING

(CONTINUED)



K. TODD NEWTON

Chief Executive Officer and a member of the board of directors of Apollo Endosurgery, Inc. (Nasdaq: APEN), a medical device company. Mr. Newton has held this position since July 2014. From 2009 to 2014, Mr. Newton served as Executive Vice President and Chief Financial Officer at ArthroCare Corporation (Nasdaq: ARTC), a medical device company, including from 2013 as Chief Operating Officer. Prior to that, Mr. Newton served in a number of executive officer roles, including President and Chief Executive Officer and as a director, at Synenco Energy, Inc., a Canadian oil sands company. Mr. Newton was a Partner at Deloitte & Touche LLP, a professional services network and accounting organization, from 1994 to 2004.

OTHER PUBLIC COMPANY BOARD EXPERIENCE

Apollo Endosurgery, Inc. (Nasdaq: APEN)

26

MiMedx

MIMEDX

OUR PLANNED ADDITIONS TO THE BOARD FOR THE 2019 CLASS

Following the 2018 Annual Meeting, the Board Intends to Add Two More New Directors and Identify a Third Director to Stand For Election at the 2019 Annual Meeting



OTHER PUBLIC COMPANY BOARD EXPERIENCE

Owens & Minor, Inc. and Team Health Holdings, Inc.

JAMES BIERMAN

Mr. Bierman served as President and Chief Executive Officer of Owens & Minor, Inc., a Fortune 500 company and a leading distributor of medical and surgical supplies, from September 2014 to June 2015. Previously, he served in various other senior roles at Owens & Minor, including President and Chief Operating Officer from August 2013 to September 2014, Executive Vice President and Chief Operating Officer from March 2012 to August 2013, Executive Vice President and Chief Financial Officer from April 2011 to March 2012, and as Senior Vice President and Chief Financial Officer from June 2007 to April 2011. From 2001 to 2004, Mr. Bierman served as Executive Vice President and Chief Financial Officer at Quintiles Transnational Corp. Prior to joining Quintiles Transnational, Mr. Bierman was a partner at Arthur Andersen LLP.



OTHER PUBLIC COMPANY BOARD EXPERIENCE

Sarepta Therapeutics, Inc. (SRPT)

RICHARD J. BARRY

Mr. Barry has served as a director of Elcelyx Therapeutics, Inc., a private pharmaceutical company, since February 2013 and has served as a Managing Member of GSM Fund, LLC, a fund established for the sole purpose of investing in Elcelyx Therapeutics, since February 2013. Earlier in his career, he was a founding member of Eastbourne Capital Management LLC, a large equity hedge fund investing in a variety of industries, including health care, and served as the Managing General Partner and Portfolio Manager from 1999 to its close in 2010. Prior to that, he was a Portfolio Manager and Managing Director of Robertson Stephens Investment Management, an investment company, from 1995 until 1999. Before that, Mr. Barry spent over 13 years in various roles in institutional equity and investment management firms, including Lazard Freres, Legg Mason and Merrill Lynch. Mr. Barry has been a Partner and Advisory Board member of the San Diego Padres since 2009. Mr. Barry served as an Advisory Board member for the Schreyer Honors College at Pennsylvania State University from June 2013 until June 2016. *Mr. Barry owns approximately 3% of MiMedx's shares.*

27

MIMEDX

MR. PETIT'S CAMPAIGN FOR REDEMPTION AND RETRIBUTION

Mr. Petit has nominated himself and two of his business associates for election to the Board

- One of Mr. Petit's nominees, Shawn George, is a West Virginia litigator who, until recently, was engaged by Mr. Petit
- The other nominee is a former director of tax at a home building company

Mr. Petit's public campaign has focused on shifting blame to the incumbent directors for his own wrongdoing

- Mr. Petit has claimed, for example, that the Audit Committee should have corrected management's improper accounting and was responsible for interpreting accounting principles
  - This assertion demonstrates a lack of understanding of the roles of the Board and Audit Committee
- The independent investigation showed that Mr. Petit and his management team provided false information to the Audit Committee and to the Company's auditors

Mr. Petit has revealed that his plan is to obtain control of a majority of the Board

- He is seeking to put three people on the Board at the 2018 annual meeting
- He has expressed his intention to nominate three people at the 2019 annual meeting
  - Mr. Petit has proposed a bylaw amendment to be voted upon at the 2018 annual meeting that would require the 2019 meeting be held in August 2019
- If successful at our 2018 and 2019 annual meetings, Mr. Petit and his hand-picked nominees would control six of ten Board seats by the end of August

"If the company's revenues were accounted for incorrectly, then ultimate responsibility for that shortcoming lies squarely with the Audit Committee."

— Pete Petit, May 1, 2019

"We need majority control of the Board."

— Pete Petit, May 31, 2019

28

MiMedx

MI MED X MR. PETIT IS NOT FIT TO SERVE ON MIMEDX’S BOARD, IN OUR VIEW Mr. Petit served as the Company’s CEO and Chairman of the Board from 2009 until his separation from the Company in 2018 • Mr. Petit’s separation was determined to be “for cause” by the Board The independent investigation concluded that Mr. Petit and his former senior management team engaged in wrongdoing and set an inappropriate tone at the top • Emphasized short-term business goals over compliance and ethics • Unreceptive and unresponsive to employee concerns about compliance with GAAP • Disregard of GAAP and inattention to internal controls • Engaged in a pattern of taking action against employees expressing concerns • Marginalized MiMedx accounting and legal departments, outside counsel and accountants by dismissing or ignoring advice and withholding important information and access to senior management • Making misstatements to the SEC, the Board, the Audit Committee and outside auditors Even today, Mr. Petit deflects responsibility for the wrongdoing that occurred during his time leading MiMedx 29MI MED X MR. PETIT IS NOT FIT TO SERVE ON MIMEDX’S BOARD, IN OUR VIEW Mr. Petit served as the Company’s CEO and Chairman of the Board from 2009 until his separation from the Company in 2018 • Mr. Petit’s separation was determined to be “for cause” by the Board The independent investigation concluded that Mr. Petit and his former senior management team engaged in wrongdoing and set an inappropriate tone at the top • Emphasized short-term business goals over compliance and ethics • Unreceptive and unresponsive to employee concerns about compliance with GAAP • Disregard of GAAP and inattention to internal controls • Engaged in a pattern of taking action against employees expressing concerns • Marginalized MiMedx accounting and legal departments, outside counsel and accountants by dismissing or ignoring advice and withholding important information and access to senior management • Making misstatements to the SEC, the Board, the Audit Committee and outside auditors Even today, Mr. Petit deflects responsibility for the wrongdoing that occurred during his time leading MiMedx 29

MI MED X MR. PETIT HAS IRRECONCILABLE CONFLICTS OF INTEREST The Board has announced it intends to clawback some or all of the compensation paid to Mr. Petit and certain members of his management team during the periods in which Mr. Petit’s wrongdoing occurred • MiMedx has noted that the amount of the recoupment will depend upon the outcome of the financial restatement • If Mr. Petit were successful in taking control of MiMedx, he will be in a position to ensure the recoupment never occurs 30MI MED X MR. PETIT HAS IRRECONCILABLE CONFLICTS OF INTEREST The Board has announced it intends to clawback some or all of the compensation paid to Mr. Petit and certain members of his management team during the periods in which Mr. Petit’s wrongdoing occurred • MiMedx has noted that the amount of the recoupment will depend upon the outcome of the financial restatement • If Mr. Petit were successful in taking control of MiMedx, he will be in a position to ensure the recoupment never occurs 30

MI MED X WE BELIEVE MR. PETIT’S RETURN TO THE MIMEDX BOARDROOM WOULD HARM MIMEDX MiMedx has been working hard to recover from the fallout of the wrongful conduct of Mr. Petit and his senior management team • We are cooperating with regulators and other government constituencies, such as the VA • We are working on rebuilding our brand and reputation with key constituencies, including employees, customers, business partners and the financial community • We are rebuilding the management team and have worked on reforming the culture to focus on best-in-class business practices • We are making progress on our financial restatement and recently engaged a new auditor If Mr. Petit were to return to our Board, we believe much of this important progress would be undone • We believe federal law enforcement agencies and regulators would consider Mr. Petit’s return to be a serious setback • Employees, including executive officers and members of senior management, have indicated that they will seek employment elsewhere if Mr. Petit returns to the Company in any capacity • In interviewing and selecting our new auditor, audit firms and other advisors stated that they would be unwilling to provide services to the Company if Mr. Petit were on the Board As importantly, we believe that Mr. Petit’s return would send the wrong signal to our employees, customers and shareholders • Mr. Petit’s election could be viewed as an endorsement for his leadership approach, lax compliance and focus on short-term results • We believe it is time for MiMedx to move on and further augment its renewed focus on compliance, not to turn back 31MI MED X WE BELIEVE MR. PETIT’S RETURN TO THE MIMEDX BOARDROOM WOULD HARM MIMEDX MiMedx has been working hard to recover from the fallout of the wrongful conduct of Mr. Petit and his senior management team • We are cooperating with regulators and other government constituencies, such as the VA • We are working on rebuilding our brand and reputation with key constituencies, including employees, customers, business partners and the financial community • We are rebuilding the management team and have worked on reforming the culture to focus on best-in-class business practices • We are making progress on our financial restatement and recently engaged a new auditor If Mr. Petit were to return to our Board, we believe much of this important progress would be undone • We believe federal law enforcement agencies and regulators would consider Mr. Petit’s return to be a serious setback • Employees, including executive officers and members of senior management, have indicated that they will seek employment elsewhere if Mr. Petit returns to the Company in any capacity • In interviewing and selecting our new auditor, audit firms and other advisors stated that they would be unwilling to provide services to the Company if Mr. Petit were on the Board As importantly, we believe that Mr. Petit’s return would send the wrong signal to our employees, customers and shareholders • Mr. Petit’s election could be viewed as an endorsement for his leadership approach, lax compliance and focus on short-term results • We believe it is time for MiMedx to move on and further augment its renewed focus on compliance, not to turn back 31

MIMEDX

BOARD CANDIDATE COMPARISON





MIMEDX BOARD NOMINEE TIMOTHY WRIGHT		DISSIDENT NOMINEE PETE PETIT
CEO of MiMedx since May 13, 2019	MiMedx Role	**Separated from MiMedx "for cause"**
• Lead independent Director of Agenus, Inc., an immune oncology company • Chairman, Ohio State University Comprehensive Cancer Center Drug Development Institute	Governance Leadership	• Long-tenured 23-year board member at Intelligent Systems Corporation and serves as its "Audit Committee Financial Expert" • Director of Georgia Research Alliance
• 30 years experience in pharmaceutical, biotech and medical devices industries • President & CEO M2Gen Corp • EVP, M&A, Strategy and Innovation, Teva Pharmaceutical Industries • Chairman & Interim CEO, Curaxis Pharmaceutical Corporation	Healthcare Experience	• MiMedx since 2008 • Matria Healthcare 1996 - 2008
• Appointed CEO following an extensive national search	Candidate Selection	• Nominated himself

32

MiMedx

MIMEDX

BOARD CANDIDATE COMPARISON





MIMEDX INDEPENDENT BOARD NOMINEE DR. KATHLEEN BEHRENS WILSEY		DISSIDENT NOMINEE DAVID FURSTENBURG
Co-Founder, President & CEO of the KEW Group, an oncology services company	Senior Executive Experience	**Retired Director of Taxes, Pulte Homes, responsible for tax planning**
• Chairwoman, Serepta Therapeutics • Director, IGM Biosciences • Past Director, KEW Group • Past Director, Amylin Pharmaceuticals • Past Director, Abgenix	Governance Leadership	• None of which we are aware
• Board member of several healthcare companies (listed above) • Member, President's Council of Advisors on Science and Technology (PCAST), working on multiple national policy matters • Chairwoman, PCAST's Subcommittee on Personalized Medicine • Co-Founder, Coalition for 21st Century Medicine	Healthcare Experience	• None of which we are aware
• Identified by Prescience Point	Candidate Selection	• Nominated by Pete Petit

33

MIMEDX

BOARD CANDIDATE COMPARISON





MIMEDX INDEPENDENT BOARD NOMINEE TODD NEWTON		DISSIDENT NOMINEE SHAWN GEORGE
• CEO Apollo Endosurgery, Inc. • EVP, CFO, COO, ArthroCare Corporation • President & CEO, Synenco Energy • Partner Deloitte & Touche	Senior Executive Experience	• Litigator in West Virginia
• Director, Apollo Endosurgery • Audit Committee "Financial Expert"	Governance Leadership	• None of which we are aware
• 10 years serving as a senior executive in two publicly-traded healthcare companies	Healthcare Experience	• None of which we are aware
• Identified by Prescience Point	Candidate Selection	• Nominated by Pete Petit

34

MiMedx

M I M ED X WE OPPOSE MR. PETIT’S BINDING RESOLUTION TO HOLD THE 2019 ANNUAL MEETING IN AUGUST 2019 Mr. Petit has expressed his intention to present an amendment to the Company’s Bylaws to require the 2019 annual meeting be held on August 19, 2019 Without exemptive relief from the SEC, the Company cannot solicit proxies for such a meeting without having audited financial statements for 2018 • The federal securities laws require that public companies distribute audited financials before or concurrently with their proxy statements • For the 2018 meeting, the Company was able to get such relief from the SEC; there is no assurance such relief will be available for the 2019 meeting We are committed to holding a 2019 annual meeting after we have audited financial statements for 2018 or we have obtained SEC exemptive relief The Board has committed to adding new directors to Class III; some of those changes will occur after the 2018 annual meeting This amendment advantages Mr. Petit because he can solicit and does not need permission from the SEC to proceed; voting for this amendment will assist Mr. Petit in his efforts to take control of the Company We believe that holding the 2019 Annual Meeting less than three months after the 2018 Annual Meeting would contravene the Company’s charter • At the Company’s 2010 annual meeting of shareholders, the Company’s shareholders overwhelmingly approved a charter amendment classifying the Board - The proxy statement provided, “[i]f the board classification is approved, the Company’s Board . . . will be divided into three classes, . . . with the term of office of the directors of one class expiring each year (emphasis added) • One of the purposes of a classified Board provision is to prevent a dissident or hostile acquirer from obtaining control of the Board in a short time period • Mr. Petit has indicated that he intends to nominate three candidates at this meeting and three candidates at the next meeting • If the bylaw amendment proposal is successful, it could permit Mr. Petit to take control of the Board by August 35 M I M ED X WE OPPOSE MR. PETIT’S BINDING RESOLUTION TO HOLD THE 2019 ANNUAL MEETING IN AUGUST 2019 Mr. Petit has expressed his intention to present an amendment to the Company’s Bylaws to require the 2019 annual meeting be held on August 19, 2019 Without exemptive relief from the SEC, the Company cannot solicit proxies for such a meeting without having audited financial statements for 2018 • The federal securities laws require that public companies distribute audited financials before or concurrently with their proxy statements • For the 2018 meeting, the Company was able to get such relief from the SEC; there is no assurance such relief will be available for the 2019 meeting We are committed to holding a 2019 annual meeting after we have audited financial statements for 2018 or we have obtained SEC exemptive relief The Board has committed to adding new directors to Class III; some of those changes will occur after the 2018 annual meeting This amendment advantages Mr. Petit because he can solicit and does not need permission from the SEC to proceed; voting for this amendment will assist Mr. Petit in his efforts to take control of the Company We believe that holding the 2019 Annual Meeting less than three months after the 2018 Annual Meeting would contravene the Company’s charter • At the Company’s 2010 annual meeting of shareholders, the Company’s shareholders overwhelmingly approved a charter amendment classifying the Board - The proxy statement provided, “[i]f the board classification is approved, the Company’s Board . . . will be divided into three classes, . . . with the term of office of the directors of one class expiring each year (emphasis added) • One of the purposes of a classified Board provision is to prevent a dissident or hostile acquirer from obtaining control of the Board in a short time period • Mr. Petit has indicated that he intends to nominate three candidates at this meeting and three candidates at the next meeting • If the bylaw amendment proposal is successful, it could permit Mr. Petit to take control of the Board by August 35

V. CONCLUSION 36V. CONCLUSION 36

MIMEDX

CONCLUSION

MiMedx has had a challenging last 15 months, with accounting and compliance allegations and investigations

- The Board has been fully engaged in investigating and recovering from prior management's misconduct
- The Company is on the road to recovery
  - The Audit Committee has announced the findings of its independent investigation
  - The Company has a new CEO
  - The Board has adopted a Board refreshment plan that will lead to six new directors joining the Board*
  - New compliance personnel and processes are in place and the Company is rebuilding its culture

The Company has nominated three new directors for election to the Board, chosen in cooperation with a large shareholder

- The first step to refreshing the Board will take place at the 2018 annual meeting, if the Board's nominees are elected
- The Board expects to name Dr. Behrens Wilsey, one of the new directors* to the role of Chairwoman
- The slate also includes the Company's new CEO and an experienced public company executive and Board member, Mr. Todd Newton
- If elected, Mr. Newton is expected to become the Audit Committee Chairman after the 2019 Annual Meeting
- The Board will add two new directors following the 2018 meeting

Mr. Petit is seeking to upend these plans and thus, in the Company's view, thwart the progress being made by the Company

- Mr. Petit is seeking to be elected to the Board as a first step in gaining control over the Company
- We believe the return of Mr. Petit to the Company would significantly disrupt MiMedx's progress and send the wrong signal to key constituencies

We urge shareholders to vote the BLUE card for all of the Company's nominees at the upcoming 2018 Annual Meeting of Shareholders

*Assumes the Company director nominees are all elected at the 2018 and 2019 annual meetings.

37

MiMedx

VI. APPENDIX ADDITIONAL INFORMATION ABOUT MIMEDX 38VI. APPENDIX ADDITIONAL INFORMATION ABOUT MIMEDX 38

M I M E D X

OUR COMPANY TIMELINE

1970-2011

1970

HISTORY OF AMNIOTIC MEMBRANE

Disease risk and lack of technology result in limited use of Amniotic Membrane

2000

AMNIOTIC MEMBRANE DEVELOPMENT

Development of amnion/chorion grafts increase utilization in Wound Care

2007

FIRST PATENT

MiMedx applies for first patent

2008

INCORPORATION

MiMedx Group, Inc. is incorporated

SURGICAL BIOLOGICS

2011

AQUISITION

Completes acquisition of Surgical Biologics, LLC. and enters the market with its amniotic tissue products

39

MiMedx

M I M E D X

OUR COMPANY TIMELINE

2011-2015

EpiFix®
AmnioFix®

2011

PRODUCT LAUNCH

Launches AmnioFix and EpiFix

2013

PATENT ISSUED

MiMedx's first patent issued

2013

NEW HEADQUARTERS

MiMedx moves into its new Marietta headquarters

2013

CLINICAL TRIAL PUBLISHED

First peer-reviewed clinical trial published

EpiBurn®

2015

NEW PRODUCT LAUNCH

EpiBurn Launched

40

MiMedx

M I M E D X

OUR COMPANY TIMELINE

2016-2019


A PRIMER ON
Amniotic Membrane
Regenerative Healing
MiMedx

USP

1M

BLA

2016

NEW PRODUCTS LAUNCHED

EpiCord, AmnioCord, AmnioFill and OrthoFlo products launched

2016

PRIMER PUBLISHED

Published A Primer on Amniotic Membrane Regenerative Healing

2016

USP-NF MONOGRAPH

USP-NF monograph For dHACM allografts published

2017

1 MILLION ALLOGRAFT

1,000,000 Allografts distributed to date

2018

BLA

Initiation of BLA

2019

1.5M

1.5 Million Allografts

1,500,000 Million Allografts Distributed to date

41

MiMedx

MiMedx has Revolutionized the Practice of Wound Care

Through innovations in processing and foundational clinical and scientific research, MiMedx has revolutionized the Wound Care Industry…

EFFICACY

PURION Process

SAFETY

Terminal Sterilization

LOGISTICS

Five Year Shelf Life

EASE OF USE

Superior Handling

…and becoming the world's largest developer & distributor of placenta-based tissue products.

2012[1]	2015[1]	2018[1]
100,000 allografts[2] shipped	500,000 allografts[2] shipped	1.5mm allografts[2] shipped

(1)Allografts shipped figures represent cumulative amounts since inception.
(2)An allograft is the tissue transplanted from a donor to a recipient.

MiMedx

MIMEDX

PRODUCT PORTFOLIO OVERVIEW

MiMedx's product portfolio is comprised of sheet, injectable, cord, and placental ECM[(1)] products which have uses in a variety of settings and treatments.


Amnion
Chorion
Amnion
Chorion
Umbilical Cord
Placenta

EpiFix
AmnioFix

Sheet Products

Derived from Amnion/Chorion tissues
Primary Applications: Acute & chronic wounds, including Diabetic Foot Ulcers (DFUs) and Venous Leg Ulcers (VLUs)

EpiFix
AmnioFix INJECTABLE

Injectable Products**

Derived from Amnion/Chorion tissues, then micronized
Primary applications:
Joint & tendon pain,
including Plantar Fasciitis (PF),
Achilles Tendonitis (AT),
Knee Osteoarthritis (OA)

EpiCord
AmnioCord

Cord Products

Derived from Umbilical Cord tissue
Primary applications: Acute & chronic wounds, including Diabetic Foot Ulcers (DFUs) and Venous Leg Ulcers (VLUs)

AmnioFill

Placental ECM Products

Derived from Placental disc and Amnion/Chorion tissues
Primary applications: Larger and uneven wound surface areas, or deep/tunneling wounds including Pressure Ulcers

Source: Management estimates.
(1) The extracellular matrix (ECM) is a meshwork of proteins and carbohydrates that binds cells together or divides one tissue from another.
Note: Certain products projected to change to BLA pathway in future years

43